SHARE TRANSFER AGREEMENT

THIS SHARE TRANSFER AGREEMENT (this "**Agreement**") is made as of the 31 day of December, 2009, by and among XTEPO LTD., a private company incorporated under the laws of the State of Israel (the "**Company**"), XTL BIOPHARMACEUTICALS LTD., a public company incorporated under the laws of the State of Israel ("**XTL**"), and all the shareholders and option holders of the Company, as detailed in **<u>Schedule 1.1</u>** attached hereto (collectively referred to as the "**Shareholders**").

WITNESSETH:

WHEREAS, following the agreement entered into among Bio-Gal Limited, a private company incorporated under the laws of the State of Gibraltar ("**Bio-Gal**") and the Company for the assignment of all of its intellectual property assets owned by Bio-Gal to the Company, the Shareholders desire to assign and transfer 133,063,688 ordinary shares, NIS 0.01 nominal value each, of the Company (the "**Transferred Shares**"), which represent 100% of the issued and outstanding share capital of the Company, to XTL in consideration for the issuance by XTL to such Shareholders of 133,063,688 ordinary shares, NIS 0.1 nominal value each of XTL (the "**Issued Shares**"), so that following the transfer of the Transferred Shares to XTL and the issuance of the Issued Shares to the Shareholders, XTL shall own ALL the issued and outstanding share capital of the Company and the Shareholders shall own 69.44% of the issued and outstanding share capital of XTL (the "**Share Exchange**"); and

WHEREAS, the Company, the Shareholders and XTL desire to effect and perform the Share Exchange pursuant to the terms and conditions more fully set forth in this Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1 <u>Transfer of the Transferred Shares and Issuance of the Issued Shares</u>

1.1 Subject to the terms and conditions hereof, and concurrently with the issuance of the Issued Shares, the Shareholders shall transfer the Transferred Shares to XTL and XTL shall issue to the Shareholders the Issued Shares. The number of Transferred Shares to be transferred by each Shareholders to XTL shall be as detailed in **<u>Schedule 1.1</u>** attached hereto. The number of Issued Shares to be issued by XTL to each Shareholder shall be as detailed in **<u>Schedule 1.1</u>** attached hereto.

1.2 The Issued Shares shall have all the rights and privileges attached to the shares of the Company as set forth in the Company's Articles of Association, attached hereto as **<u>Schedule 1.2</u>**, and as shall be amended from time to time.

2 <u>Closing and Delivery</u>

2.1 The closing of the Share Exchange under this Agreement (the "**Closing**") shall take place within ten (10) days of the completion of the Closing Conditions (as defined below) at the offices of Kantor & Co, 14 Abba Hillel Rd. Ramat Gan, Israel, or at such other time or place as the Shareholders and XTL may mutually

agree (such date is hereinafter referred to as the "**Closing Date**"). In the event that the Closing Conditions are met, the Share Exchange shall be deemed, for any and all purposes, to be effective as of the date hereof.

2.2 At the Closing, the transactions set out in Sections 2.3, 2.4 and 2.5 below shall occur, which transactions shall be deemed to take place simultaneously and automatically and no transaction shall be deemed to have been completed or any document delivered until all such transactions have been completed and all required documents delivered:

2.3 The Shareholders shall deliver to XTL the following documents at the signing of this Agreement:

2.3.1 Original share transfer deeds duly signed and executed by each Shareholder transferring, following receipt of the respective number of Issued Shares, the respective number of Transferred Shares held by them to XTL.

2.3.2 True and correct copies of a resolution of the Company's Board of Directors approving the transfer of the Transferred Shares to XTL, against issuance of the Issued Shares to the Shareholders.

2.3.3 Any and all approvals and/or waivers and/or consents and/or permits or the like required for the consummation of this Agreement executed by the Shareholders or any other party.

2.4 XTL shall deliver to the representative of the Shareholders the following documents:

2.4.1 Validly executed share certificates covering the Issued Shares issued to Eyal Rubin Adv, C.P.A (isr) from BDO as trustee for and on behalf of the Shareholders (the "**Trustee**"). The Trustee will hold the Issued Shares on behalf of the Shareholders for a duration of not less than 24 months from the end of the calendar year during which the Share Exchange was concluded and for the purpose of fulfilling the requirements of Section 104 and 103 of the Income Tax Ordinance, 1961 (the "**Tax Ordinance**").

2.4.2 A resolution of the board of directors of XTL issuing the Issued Shares to the Shareholders.

2.4.3 A duly executed notice for the filing with the relevant state or governmental authority of the registration of the issuance of the Issued Shares, as required by applicable law.

2.5 At the Closing, the Shareholders shall transfer to XTL the Transferred Shares and the Trustee shall receive in exchange therefore from XTL of the Issued Shares on the Shareholders behalf, all in accordance with the allocation among the Shareholders as detailed in **Schedule 1.1** attached hereto.

3 Transfer of the Transferred Shares on an "As Is" Basis.

XTL shall receive the Transferred Shares on an "**as is**" basis and neither the Company nor any of the Shareholders make any representations or warranties to XTL with respect to the

Transferred Shares and/or the Company, whatsoever. Notwithstanding the aforesaid, the Shareholders hereby represent and warrant that the Company was just incorporated and has not commenced any business activities.

4 Issuance of the Issued Shares on an "As Is" Basis.

The Shareholders shall receive the Issued Shares on an "**as is**" basis and XTL does not make any representations or warranties to the Shareholders or the Company with respect to the Issued Shares, whatsoever

5 Representations and Warranties of the Shareholders.

Each Shareholder hereby represents and warrants to XTL and acknowledge that XTL is entering into this Agreement in reliance thereon, as follows: (i) this Agreement, when executed and delivered by each Shareholder will constitute valid, binding and enforceable obligations of such Shareholder; (ii) the execution, delivery and performance of the obligations of each Shareholder hereunder have been duly authorized by all necessary corporate action, and (iii) the Transferred Shares transferred by each Shareholders are free and clear of any liens, claims, encumbrances or third party rights of any kind (except as specified in the Articles of Association and as contemplated herein) and duly registered in the name of the Shareholders in the Company's share transfer register.

6 Representation and Warranties of XTL

XTL hereby represents and warrants to the Shareholders, and acknowledges that the Shareholders are entering into this Agreement in reliance thereon, as follows:(1) this Agreement, when executed and delivered by XTL will constitute valid, binding and enforceable obligations of XTL; (ii) the execution, delivery and performance of the obligations of XTL hereunder have been duly authorized by all necessary corporate action; (iii) , as of the Closing, XTL (on a consolidated basis) shall have the financial means to enter in this Agreement, and it is capable of executing its entire obligation according to this Agreement; (iv) XTL has preformed a legal due diligence review of the Company to his full satisfaction, based on documents provided to it by the Company and its representatives, as the Company was recently incorporated and has not commenced any business activities; (v) XTL has had an opportunity to ask questions and receive answers from the Company and its representatives (vi) the Transferred Shares are purchased only for investment, for its own account (vii) the Transferred Shares have not been registered under the securities laws of any jurisdiction. XTL understands and acknowledges that the Company constitutes a "high-risk" investment due to the fact that the Company has commenced limited business activities and the nature of the Company's proposed field of business.

7 Conditions to Closing by XTL

The obligations of XTL to receive the Transferred Shares and to issue the Issued Shares are subject to the fulfillment at or before the Closing of the following conditions precedent, any one or more of which may be waived in whole or in part in writing by XTL, which waiver shall be at the sole discretion of XTL (the "**XTL Closing Conditions**"):

(a) the representations and warranties made by the Shareholders in Section 5 of this Agreement shall have been true and correct when made and as of the Closing as if made on the date of the Closing;

(b) The holders of options to acquire shares of the Company shall have exercised, immediately prior to the Closing, all their options to acquire shares of the Company, so that following such exercise, the Company shall only have issued and outstanding shares and will have an amount of at least US$1,470,000 in its bank account;

(c) The meeting of the shareholders of XTL shall have approved the issuance of the Issued Shares to the Shareholders;

(d) A pre ruling from the Israeli Tax Authority in relation to the tax treatment of the Share Exchange event between the Shareholders and XTL in accordance with Section 104B(f) and 103 of the Tax Ordinance (and not the personal tax status of each Shareholder as a result thereof), shall have been received;

(e) The Israeli Securities Authority shall have allowed the publication of the requisite documents in order to convene the meeting of the shareholders of XTL in order to effect the Share Exchange;

(f) all covenants, agreements, and conditions contained in this Agreement to be performed or complied with by the Shareholders prior to or at the Closing, shall have been performed or complied with by the Shareholders prior to or at the Closing;

(g) all of the documents to be delivered by the Shareholders shall have been delivered to XTL.

8 Conditions to Closing by the Shareholders

The obligations of the Shareholders to transfer the Transferred Shares to XTL are subject to the fulfillment at or before the Closing of the following conditions precedent, any one or more of which may be waived in whole or in part in writing by Shareholders holding a majority of the Transferred Shares (the "**Shareholder Majority**"), which waiver shall be at the sole discretion of the Shareholder Majority (the "**Shareholders Closing Conditions**"; and together with the XTL Closing Conditions, the "**Closing Conditions**"):

(a) the representations and warranties made by XTL in Section 6 of this Agreement shall have been true and correct when made and as of the Closing as if made on the date of the Closing;

(b) The holders of options to acquire shares of the Company shall have exercised, immediately prior to the Closing, all their options to acquire shares of the Company, so that following such exercise, the Company shall only have issued and outstanding shares and will have an amount of at least US$1,470,000 in its bank account;

(c) The meeting of the shareholders of XTL shall have approved the issuance of the Issued Shares to the Shareholders;

(d) A pre ruling from the Israeli Tax Authority in relation to the tax treatment of the Share Exchange event between the Shareholders and XTL in accordance with

Section 104B(f) and 103 of the Tax Ordinance (and not the personal tax status of each Shareholder as a result thereof), shall have been received;

(e) The Israeli Securities Authority shall have allowed the publication of the requisite documents in order to convene the meeting of the shareholders of XTL in order to effect the Share Exchange;

(f) all covenants, agreements, and conditions contained in this Agreement to be performed or complied with by XTL prior to or at the Closing, shall have been performed or complied with by XTL prior to or at the Closing;

(g) all of the documents to be delivered by XTL to the Shareholders shall have been delivered to the Shareholders.

9 Miscellaneous.

9.1 Further Assurances. Each of the parties hereto shall perform such further acts and execute such further documents as may reasonably be necessary to carry out and give full effect to the provisions of this agreement and the intentions of the parties as reflected thereby.

9.2 Governing Law. This Agreement shall be governed by and construed according to the laws of the State of Israel, without regard to the conflict of laws provision thereof, and the parties hereto irrevocably submit to the exclusive jurisdiction of the courts in Tel-Aviv, Israel in respect of any dispute or matter arising out of or connected with this Agreement.

9.3 Successors and Assigns. Except as otherwise expressly stated to the contrary herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns under law, heirs, executors, and administrators of the parties hereto.

9.4 Entire Agreement; Amendment and Waiver. This Agreement and the Schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subject matters hereof and thereof. All prior understandings and agreements among the Parties are void and of no further effect. Any term of this Agreement may be amended, waived, or discharged (either prospectively or retroactively, and either generally or in a particular instance), by a written instrument signed by all the Parties to this Agreement.

9.5 Notices, etc. All notices and other communications required or permitted hereunder to be given to a party to this Agreement shall be in writing and shall be telecopied or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such party's address as set forth in **Schedule 9.5** attached hereto or at such other address as the party shall have furnished to each other party in writing as above provided. Any notice sent in accordance with this Section 9.5 shall be effective (i) if mailed by registered or certified mail, five (5) business days after mailing, (ii) if sent by messenger, upon delivery, and (iii) if send via facsimile, upon transmission and telephonic confirmation of receipt or (if transmitted and received on a non-business day) on the first business day following transmission and telephonic confirmation of receipt, or upon receipt of a copy sent by mail as set forth above.

9.6 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party upon any breach or default under this Agreement, shall be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law, or otherwise afforded to any of the parties, shall be cumulative and not alternative.

9.7 Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be unenforceable under applicable law, then such provision shall be excluded from this Agreement and the remainder of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms; provided, however, that in such event this Agreement shall be interpreted so as to give effect, to the greatest extent consistent with and permitted by applicable law, to the meaning and intention of the excluded provision as determined by such court of competent jurisdiction.

9.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and enforceable against the parties actually executing such counterpart, and all of which together shall constitute one and the same instrument.

9.9 Heading, Preamble, and Schedules. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. The Preamble and Schedules are an integral and inseparable part of this Agreement.

IN WITNESS WHEREOF the parties have signed this Agreement as of the date first hereinabove set forth

XTEPO LTD.		XTL BIOPHARMACUTICALS LTD.	
By:		By:	
Name:	Pini Ben-Elazar	Name:	DAVID GROSSMAN
Title:	CEO	Title:	CEO

Ronen Kantor, Adv.

Ronen Twito
CFO